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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               NETCREATIONS, INC.
                               ------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             NEW YORK                                           1-3300476
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(STATE OF INCORPORATION OR ORGANIZATION)                     (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

         379 WEST BROADWAY, SUITE 202
         NEW YORK, NEW YORK                                         10012
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO 12(b) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A(c), PLEASE CHECK THE FOLLOWING BOX. /_/

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO 12(g) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A(d), PLEASE CHECK THE FOLLOWING BOX. /X/

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
RELATES:  333-84109
          ---------
          (IF APPLICABLE)
SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

         TITLE OF EACH CLASS             NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED             EACH CLASS IS TO BE REGISTERED
         -------------------             ------------------------------

                  NONE                            NONE


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                          COMMON STOCK, $0.01 PAR VALUE
--------------------------------------------------------------------------------
                                (TITLE OF CLASS)


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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description under the "Description of Capital Stock" relating to the Registrant's Common Stock, par value $0.01 per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-84109), filed by the Registrant with the Securities and Exchange Commission on July 29, 1999, as amended ("Form S-1"), is incorporated herein by reference.

ITEM 2.    EXHIBITS.

         The following exhibits are filed herewith (or incorporated herein by this reference as indicated below):

                  3.1 Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to Registrants Form S-1.

                  3.2 Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit
                             3.2 to Registrants Form S-1.

                  3.3 Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.4 to Registrant's Form S-1.

                  3.4 Amended and Restated Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.4 to Registrant's Form S-1.

                  10.8 Registration Rights Agreement, incorporated herein by reference to Exhibit 10.8 to the Registrant's Form S-1.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:   November 3, 1999

                                    NETCREATIONS, INC.

                                    By: /s/ Rosalind B. Resnick
                                       -----------------------------------------
                                        Rosalind B. Resnick
                                        President and  Chief Executive Officer


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